EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 11/30/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during November 2005;

Series
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-2
2003-2
2003-2
2004-1
2004-1
2004-1
2004-1
2004-1
2005-1
2005-1
2005-1
2005-1
2005-1
2005-1	Class
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
B-1
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19
A-20
A-21
A-22
A-23
A-24
A-25
A-26
A-27
A-28
A-29
A-30
B-2
B-3
B-4
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
B-1
B-2
A-1
A-2
A-3
A-1
A-2
A-3
A-4
B-1
A-1
A-2
A-3
A-4
A-5
B-1	Principal Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0

(b)	the amount of payments with respect to each series of Notes paid with respect to interest during November 2005;

Series
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-2
2003-2
2003-2
2004-1
2004-1
2004-1
2004-1
2004-1
2005-1
2005-1
2005-1
2005-1
2005-1
2005-1	Class
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
B-1
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19
A-20
A-21
A-22
A-23
A-24
A-25
A-26
A-27
A-28
A-29
A-30
B-2
B-3
B-4
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
B-1
B-2
A-1
A-2
A-3
A-1
A-2
A-3
A-4
B-1
A-1
A-2
A-3
A-4
A-5
B-1	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	Interest Paid
-
-
-
226,738
446,877
217,277
221,205
241,805
60,603
131,779
309,160
307,620
308,380
612,160
298,420
305,320
309,160
307,620
70,573
-
325,760
354,100
354,100
354,100
324,164
324,164
324,164
369,058
369,058
369,058
369,058
123,968
127,344
248,856
-
612,920
320,980
310,680
312,980
310,680
608,240
610,620
-
-
78,630
76,710
-
-
-
-
-
-
-
318,360
-
-
-
-
-
127,344

(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of November 2005; Principal Balance of Financed Student Loans $6,251,295,938

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of November 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

Series	Class	Outstanding Balance
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-2
2003-2
2003-2
2004-1
2004-1
2004-1
2004-1
2004-1
2005-1
2005-1
2005-1
2005-1
2005-1
2005-1	A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
B-1
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19
A-20
A-21
A-22
A-23
A-24
A-25
A-26
A-27
A-28
A-29
A-30
B-2
B-3
B-4
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
B-1
B-2
A-1
A-2
A-3
A-1
A-2
A-3
A-4
B-1
A-1
A-2
A-3
A-4
A-5
B-1	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	-
-
-
73,000,000
73,000,000
73,000,000
73,000,000
73,000,000
19,900,000
42,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
23,000,000
-
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
40,000,000
40,000,000
40,000,000
-
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
100,000,000
-
-
25,000,000
25,000,000
-
591,200,000
308,200,000
293,000,000
307,000,000
400,000,000
200,000,000
100,000,000
216,000,000
393,000,000
300,000,000
214,000,000
137,000,000
40,000,000

(f)	the interest rate for any series of variable rate Notes for November 2005, indicating how such interest rate is calculated;

Series
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2002-2
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1
2003-1	Class
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
B-1
A-10
A-11
A-12
A-13
A-14
A-15
A-16
A-17
A-18
A-19
A-20
A-21
A-22
A-23
A-24
A-25
A-26
A-27
A-28
A-29
A-30
B-2
B-3
B-4
A-1
A-2
A-3
A-4
A-5
A-6
A-7
A-8
A-9
A-10
B-1
B-2	Interest Rate
n/a
n/a
n/a
4.077%
4.087%
4.060%
4.027%
3.957%
4.023%
4.149%
4.073%
4.075%
4.053%
4.089%
4.077%
4.020%
4.062%
4.085%
4.079%
n/a
4.122%
4.081%
4.081%
4.081%
4.132%
4.132%
4.132%
4.179%
4.179%
4.179%
4.179%
4.140%
4.169%
4.168%
n/a
4.079%
4.070%
4.080%
4.109%
4.086%
4.060%
4.089%
n/a
n/a
4.170%
4.110%	Interest Calculation
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
7-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate
28-Day Auction Rate

Series	Class	Weighted Average Libor Rate	Spread	Weighted Average Rate	Interest Calculation
2003-2 2003-2 2003-2 2004-1 2004-1 2004-1 2004-1 2004-1 2005-1 2005-1 2005-1 2005-1 2005-1 2005-1	A-1 A-2 A-3 A-1 A-2 A-3 A-4 B-1 A-1 A-2 A-3 A-4 A-5 B-1	n/a 4.20000% 4.20000% 4.20000% 4.20000% 4.20000% 4.20000% 4.20000% 4.20000% 4.20000% 4.20000% 4.20000%	n/a 0.14000% 0.20000% 0.05000% 0.11000% 0.16000% 0.19000% 0.03000% 0.10000% 0.12000% 0.15000% 0.20000%	n/a 4.34000% 4.40000% 4.25000% 4.31000% 4.36000% 4.39000% 4.281% 4.23000% 4.30000% 4.32000% 4.35000% 4.40000% 4.253%	Floating Rate Note
Floating Rate Note
Floating Rate Note
Floating Rate Note
Floating Rate Note
Floating Rate Note
Floating Rate Note
28-Day Auction Rate
Floating Rate Note
Floating Rate Note
Floating Rate Note
Floating Rate Note
Floating Rate Note
28-Day Auction Rate

(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of November 2005; Servicing fees $1,136,559

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of November 2005;

Fee Administration Auction Agent Market Agent Calculation Agent Broker-Dealer Delaware Trustee Trustee Eligible Lender Trustee Verification Agent	Amount $1,067,391 $12,239 $0 $0 $639,298 $0 $35,337 $0 *
*Verification Agent fees are included in Trustee fees above

(i)	the amount of principal and interest received during November 2005 relating to Financed Student Loans; Amount of principal and interest received $101,853,379

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of November 2005;

Amount of payment attributable to amounts in the Reserve Fund Amount of any other withdrawals from the Reserve Fund Ending Balance of Reserve Fund	$0 $0 $50,394,750

(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during November 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during November 2005; Amounts paid to acquire Student Loans $203,666

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during November 2005; Amounts paid for Financed Student Loans purchased from the Trust $0

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of November 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

(i) (ii) (iii) (iv) (v) (vi)	0 to 30 days delinquent 31 to 60 days delinquent 61 to 90 days delinquent 91 to 120 days delinquent > 120 day delinquent & claims filed Total	Number 554,429 12,782 6,667 4,757 15,523 2,403 596,561	Amount 5,900,243,139 128,254,742 56,698,514 39,536,646 110,998,875 15,564,022 6,251,295,938

(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of November 2005; and

Value of the Trust Estate                                       $6,698,835,822

Outstanding Principal amount of the Notes $6,719,300,000

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of November 2005.

(i) (ii) (iii)	Outstanding rejected federal reimbursement claims Financed Student Loans in forbearance Financed Student Loans in deferment * Less than 0.01%	Number 29 40,781 60,941	Percentage * 10.03% 12.51%